UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 25, 2024

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 W. Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Technology Officer and Chief Legal Officer Transition

Effective March 25, 2024, Thomas Muniz, formerly Archer Aviation Inc.’s (the “Company”) Chief Operating Officer, transitioned to serving as the Company’s Chief Technology Officer. Mr. Muniz will continue to report directly to the Chief Executive Officer (“CEO”) of the Company.

Effective March 28, 2024, Andy Missan transitioned from his role as Chief Legal Officer of the Company to serving as a Senior Advisor to the CEO for an initial term of one year. Eric Lentell, the Company’s current Deputy General Counsel, will assume the role of General Counsel and lead the legal function going forward. As a result of this transition, Mr. Missan will no longer serve as an executive officer of the Company.

In connection with Mr. Missan’s transition, in early February the Company entered into a transition agreement (the “Transition Agreement”) and an advisory services agreement (the “Advisory Services Agreement”) with him. Pursuant to the Transition Agreement, Mr. Missan agreed to a customary general release and waiver of claims and Mr. Missan will receive certain compensation and benefits according to the terms of his Change in Control and Severance Agreement, dated February 26, 2022. Under the Advisory Services Agreement, Mr. Missan is entitled to receive certain monthly cash compensation and continued vesting for so long as he continues to act as an advisor to the Company.

The foregoing description of the Transition Agreement and the Advisory Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Transition Agreement and the Advisory Services Agreement, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the three months ending March 31, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.
Date: March 29, 2024
	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	General Counsel and Secretary